UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2017

LEGG MASON

EMERGING MARKETS LOW VOLATILITY HIGH DIVIDEND ETF

LVHE

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to track the investment results of an index composed of publicly traded equity securities of emerging markets outside of the United States with relatively high yield and low price and earnings volatility while mitigating exposure to fluctuations between the values of the U.S. dollar and currencies in which the Fund’s securities are denominated.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Emerging Markets Low Volatility High Dividend ETF for the period since the Fund’s inception on November 17, 2016 through October 31, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

II	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Investment commentary

Economic review

Economic activity in the U.S. improved during the period from the Fund’s inception on November 17, 2016 through October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i growth was 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. However, in October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, the same as when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on

Legg Mason Emerging Markets Low Volatility High Dividend ETF	III

Investment commentary (cont’d)

November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, the ECB announced that it would continue to buy bonds through
September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of England (“BoE”)vi lowered interest rates from 0.50% to 0.25%, a new record low. After holding rates steady during the reporting period, on November 2, 2017, after the reporting period ended, the BoE raised rates from 0.25% to 0.50% — the first increase since July 2007. After holding rates steady at 0.10% for more than five years, in
January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	Legg Mason Emerging Markets Low Volatility High Dividend ETF

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

Legg Mason Emerging Markets Low Volatility High Dividend ETF	V

Fund overview

Q. What is the Fund’s investment strategy?

A. Legg Mason Emerging Markets Low Volatility High Dividend ETF (the “Fund”) seeks to track the investment results of the QS Emerging Markets Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide stable income through investments in stocks of profitable companies in emerging markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and currencies in which the component securities are denominated. The Underlying Index is designed to have higher returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are weakening relative to the U.S. dollar. Conversely, the Underlying Index is designed to have lower returns than an equivalent unhedged investment when the currencies in which its component securities are denominated are rising relative to the U.S. dollar. The Underlying Index is based on a proprietary methodology created and sponsored by QS Investors, LLC (“QS”), the Fund’s subadviser.

The Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index. Securities that compose the Underlying Index include depositary receipts representing securities in the Underlying Index. While emerging markets equities are volatile, the Underlying Index seeks to have less volatility than emerging markets generally.

The Underlying Index is composed of equity securities in emerging markets outside of the United States across a range of market capitalizations that are included in the MSCI Emerging Markets IMI Indexi. Stocks in the Underlying Index must have demonstrated profitability over the last four fiscal quarters as a whole. Only stocks that have paid or are anticipated to pay a dividend are included in the Underlying Index. The methodology calculates a composite “stable yield” score. The methodology adjusts the yield of stocks with relatively high price volatility (as measured over the past twelve months based on the standard deviation of daily returns) and earnings volatility (as measured by the variation of past earnings and projected earnings) and from countries with relatively high interest rates downward. The methodology adjusts the yield of stocks with relatively low price volatility and earnings volatility and from countries with relatively low interest rates upward. The Underlying Index will also take into account foreign withholding taxes on dividend payments to minimize their impact on distribution yield. Underlying Index weights are calculated to maximize its stable yield score subject to concentration limits, liquidity requirements and turnover restraints. We anticipate that the number of component securities in the Underlying Index will range from 50 to 200, but this number may vary due to market conditions. As initially constituted and balanced, no individual component of the Underlying Index will exceed 2.5% of the Underlying Index, no individual sector will exceed 25% of the Underlying Index, no country will exceed 15% of the Underlying Index, no region will exceed 50% of the Underlying Index and real estate investment trust (“REIT”)ii components as a whole will not exceed 15% of the Underlying Index.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	1

Fund overview (cont’d)

The Underlying Index’s components are reconstituted annually and rebalanced quarterly. The Underlying Index is reconstituted on a different date from the MSCI Emerging Markets IMI Index. The Fund’s securities portfolio is rebalanced when the Underlying Index is rebalanced or reconstituted. The composition of the Underlying Index and the Fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The Fund may invest up to 20% of its net assets in foreign currency forward contracts and other currency hedging instruments, certain index futures, options, options on index futures, swap contracts or other derivatives related to its Underlying Index and its component securities; cash and cash equivalents; other investment companies, including ETFs; exchange-traded notes; and in securities and other instruments not included in its Underlying Index, but which QS believes will help the Fund track its Underlying Index.

The Fund invests in currency hedging instruments to offset the Fund’s exposure to currencies in which the Fund’s holdings are denominated. The Fund may also invest in equity index futures and currency derivatives to gain exposure to local markets or segments of local markets for cash flow management purposes and as a portfolio management technique.

QS determines whether an issuer is located in an emerging market country by reference to the MSCI Emerging Markets IMI Index methodology. MSCI Inc., which constructs the MSCI Emerging Markets IMI Index, will generally deem an issuer to be located in an emerging market country if it is organized under the laws of the emerging market country and it is primarily listed in the emerging market country. In the event that these factors point to more than one country, the MSCI Emerging Markets IMI Index methodology provides for consideration of certain additional factors.

The Fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the Fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection.

QS may use a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. When representative sampling is used, the securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as return variability, risk, country/region exposures and sector exposures) and fundamental characteristics (such as portfolio yield, price/earnings ratios and price/book ratios) similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

2	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry to approximately the same extent that the Underlying Index is concentrated in the securities of such particular industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Emerging markets stocks pulled back at the beginning of the period since the Fund’s inception on November 17, 2016 through October 31, 2017, primarily after the U.S. presidential election in November 2016 on fears that some of the president-elect’s campaign rhetoric against markets like China and Mexico might become policy. At the end of November 2016, Russia agreed to a modest curb in oil production, along with the Organization of Petroleum Exporting Countries (“OPEC”) and some other oil exporters, presaging a spike in prices.

For much of the remainder of the reporting period, emerging markets, as measured by the MSCI Emerging Markets Indexiii, outperformed developed markets, as measured by the MSCI World Indexiv. In the first calendar quarter of 2017, investors returned to the asset class on solid news for industrial commodities (outside of oil) and improved corporate earnings. Poland, India, South Korea, Mexico, and Chile all rose over 15% in the MSCI Emerging Markets Index. China, Taiwan, Turkey and Brazil also had double-digit gains. A number of markets saw economic indicators improve, including India, Taiwan, Mexico, and Brazil, although several remained in contraction. In this environment, oil-dependent Russia was the laggard. Greece also declined on ongoing difficulties in securing International Monetary Fund (“IMF”)v financing.

The second calendar quarter of 2017 brought improved corporate earnings, as well as an improving outlook for industrial commodities, such as steel and chemicals. Growth across much of the developed world also helped. Greece, Hungary, and Turkey were the leading performers for the quarter; Greece passed austerity measures to ensure access to the European Union bailout money, Hungary had strong corporate earnings, and Turkey’s election appeared to ensure stability. Several other countries also had double-digit gains, including China and South Korea. Within China, growth had been solid but seemed to be moderating across some sectors, amid attempts at reform and fast-rising property prices. South Korea moved from contraction to growth in manufacturing for the first time in a year, and benefited from a strong election win for the new president after the scandal-plagued prior administration. Mexico had a solid gain, withstanding uncertainty about the U.S. trade agenda, and saw steady gains in manufacturing; the peso bounced back and was now higher than before the U.S. presidential election in 2016.

Emerging markets continued to outperform developed markets through the reporting period, but were relatively weak for
September 2017. Russia and Brazil continued to be strong, benefiting from commodity price gains. Earnings growth was helped by continued global growth, the weak dollar, and commodity price increases. Volatility increased

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	3

Fund overview (cont’d)

in August 2017, but fell back in September 2017 on positive future estimates. In the third calendar quarter of 2017, China had a gain, but underperformed; China’s government had been imposing measures to cool the housing market in the midst of a rising Real Estate sector, manufacturing growth was at its highest in five years, while other areas of the economy were also seeing continued improvement. Greece had a double-digit decline, and Turkey had a significant downturn as its current account deficit has been high, reducing investments and slowing growth.

The Fund uses a passive investment approach to achieve its investment objective, and, therefore, made no change in investment approach in response to market conditions.

Performance review

For the period since Legg Mason Emerging Markets Low Volatility High Dividend ETF’s inception on November 17, 2016 through October 31, 2017, the Fund generated a 14.53% return on a net asset value (“NAV”)vi basis and 14.06% based on its market pricevii per share.

The performance table shows the Fund’s total return since the Fund’s inception on November 17, 2016 through October 31, 2017 based on its NAV and market price as of October 31, 2017. The Fund seeks to track the investment results of the QS Emerging Markets Low Volatility High Dividend Hedged Index, which returned 14.66% for the same period. The Fund’s broad-based market index, the MSCI Emerging Markets IMI Index, returned 35.03% over the same time frame. The Lipper Emerging Markets Funds Category Average1 returned 29.68% for the period from November 30, 2016 through October 31, 2017. Please note that Lipper performance returns are based on each fund’s NAV.

Performance Snapshot as of October 31, 2017 (unaudited)
	6 Months	Total Return Since Fund Inception*
Legg Mason Emerging Markets Low Volatility High Dividend ETF:
$27.58 (NAV)	5.08%	14.53	%**†
$27.47 (Market Price)	3.85%	14.06	%**‡
QS Emerging Markets Low Volatility High Dividend Hedged Index	5.26%	14.66%
MSCI Emerging Markets IMI Index	15.66%	35.03%
Lipper Emerging Markets Funds Category Average[1]	13.54%	29.68	%#

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.leggmason.com/etf.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the ETF. Market price returns shown are based upon the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 852 funds for the six-month period and among the 809 funds for the eleven-month period in the Fund’s Lipper category.

4	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

National Best Bid and Offer (“NBBO”)viii at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the number of days the market price of the Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for various time periods is available by visiting the Fund’s website at www.leggmason.com/etf.

As of the Fund’s current prospectus dated November 17, 2016, the gross total annual fund operating expense ratio for the Fund was 0.50%.

* The Fund’s inception date is November 17, 2016.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price.

# For the eleven-month period November 30, 2017 through October 31, 2017.

Q. What were the leading contributors to performance?

A. Looking at the Underlying Index by country, Taiwan, Thailand and Russia were the leading contributors to performance for the reporting period. Similarly from a sector perspective, the leading sector contributors to performance were the Financials sector, which had the largest weight in the Underlying Index, and the Telecommunication Services and Materials sectors, which had the highest total returns.

Q. What were the leading detractors from performance?

A. At the country level, the leading detractors from performance were Pakistan and Qatar, which had the only negative returns in the Underlying Index for the reporting period. The Czech Republic, Greece and South Africa also detracted. The leading detractor from performance at the sector level was the Health Care sector. Other detractors at the sector level were the Real Estate and Industrials sectors. Additionally, currency hedge detracted from returns over the one-year trailing period as the U.S. dollar weakened versus the majority of Asian currencies during 2017.

Looking for additional information?

The Fund’s daily NAV is available on-line at www.leggmason.com/etf. The Fund is traded under the symbol “LVHE” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason Emerging Markets Low Volatility High Dividend ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 20, 2017

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	5

Fund overview (cont’d)

RISKS: The Fund is newly organized, with a limited history of operations. Equity securities are subject to price fluctuation and possible loss of principal. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may focus its investments in certain industries, increasing their vulnerability to market volatility. There is no guarantee that a Fund will achieve a high degree of correlation to the index it seeks to track. The Fund does not seek to outperform the index it tracks, and does not seek temporary defensive positions when markets decline or appear overvalued. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In rising markets, the value of large-cap stocks may not rise as much as that of smaller-cap stocks. Small- and-mid-cap stocks involve greater risks and volatility than large cap stocks. Currency investing contains heightened risk that includes market, political, regulatory and natural conditions, and may not be suitable for all investors. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2017 were: Financials (23.7%), Telecommunication Services (13.9%), Materials (13.8%), Utilities (10.1%) and Information Technology (8.9%). The Fund’s composition may differ over time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. An index is a statistical composite that tracks a specified financial market, sector or rule-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

[i]

MSCI Emerging Markets IMI Index captures large-, mid-and small-cap representation across 23 emerging markets countries. With 2,655 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country.

ii	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

iii

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment.

iv	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

[v]

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

vi	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

vii	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

viii	The National Best Bid and Offer (“NBBO”) is the best (lowest) available ask price and the best (highest) available bid price to investors when they buy and sell securities.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and does not include derivatives such as forward foreign currency contracts. The composition of the Fund’s investments is subject to change at any time.

8	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on May 1, 2017 and held for the six months ended October 31, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
5.08%	$1,000.00	$1,050.80	0.50%	$2.58	5.00%	$1,000.00	$1,022.68	0.50%	$2.55

[1]	For the six months ended October 31, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	9

Fund performance (unaudited)

Net asset value
Average annual total returns[1]
Inception* through 10/31/17	14.53	%†

Cumulative total returns[1]
Inception date of 11/17/16 through 10/31/17	14.53%

Market price
Average annual total returns[2]
Inception* through 10/31/17	14.06	%†

Cumulative total returns[2]
Inception date of 11/17/16 through 10/31/17	14.06%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for purchase or redemption directly from the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. Market price returns shown are based upon the National Best Bid and Offer (“NBBO”) at 4:00 p.m. Eastern Time. These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is November 17, 2016.

10	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Historical performance

Value of $10,000 invested in

Legg Mason Emerging Markets Low Volatility High Dividend ETF vs QS Emerging Markets Low Volatility High Dividend Hedged Index and MSCI Emerging Markets IMI Index† — November 17, 2016 - October 31, 2017

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Results for longer periods will differ, in some cases, substantially. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Legg Mason Emerging Markets Low Volatility High Dividend ETF on November 17, 2016, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2017. The hypothetical illustration also assumes a $10,000 investment in the QS Emerging Markets Low Volatility High Dividend Hedged Index and the MSCI Emerging Markets IMI Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The QS Emerging Markets Low Volatility High Dividend Hedged Index (the “Underlying Index”) is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser. The methodology calculates a composite “stable yield” score, with the yield of stocks with relatively higher price and/or earnings volatility adjusted downward and the yield of stocks with relatively lower price and/or earnings volatility adjusted upward. In addition, the “stable yield” score of stocks from countries with relatively high interest rates compared to the U.S. is adjusted downward and the score of stocks with relatively low interest rates is adjusted upward, so as to reflect the implicit cost of currency hedging. The Underlying Index weights are then calculated to maximize its stable yield score subject to concentration limits, liquidity requirements and turnover restraints. The MSCI Emerging Markets IMI Index (the “Index”) captures large-, mid-and small-cap representation across 23 Emerging Markets countries. With 2,655 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country. The indices are not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules-based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	11

Schedule of investments

October 31, 2017

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Common Stocks — 99.3%
Consumer Discretionary — 7.8%
Auto Components — 0.7%
Cheng Shin Rubber Industry Co., Ltd.	12,000	$23,674
Automobiles — 5.3%
China Motor Corp.	3,000	2,686
Chongqing Changan Automobile Co., Ltd., Class B Shares	6,700	8,768
Hero MotoCorp Ltd.	521	30,998
Hyundai Motor Co.	530	76,164
Kia Motors Corp.	1,822	57,570
Total Automobiles		176,186
Hotels, Restaurants & Leisure — 0.8%
Berjaya Sports Toto Berhad	6,000	3,416
Kangwon Land Inc.	777	23,788
Total Hotels, Restaurants & Leisure		27,204
Internet & Direct Marketing Retail — 0.2%
GS Home Shopping Inc.	22	4,128
Media — 0.2%
Astro Malaysia Holdings Berhad	5,000	3,319
Major Cineplex Group PCL	3,600	3,522	(a)
Total Media		6,841
Multiline Retail — 0.1%
Far Eastern Department Stores Ltd.	6,000	2,954
Specialty Retail — 0.1%
Bermaz Auto Berhad	5,700	2,747
Textiles, Apparel & Luxury Goods — 0.4%
Aksa Akrilik Kimya Sanayii AS	565	1,988
China Dongxiang Group Co., Ltd.	19,000	3,531
Lao Feng Xiang Co., Ltd., Class B Shares	1,100	4,123
Luthai Textile Co., Ltd., Class B Shares	1,500	1,667
Xtep International Holdings Ltd.	6,500	2,150
Total Textiles, Apparel & Luxury Goods		13,459
Total Consumer Discretionary		257,193
Consumer Staples — 5.8%
Beverages — 0.6%
Ambev SA	2,819	18,010
Carlsberg Brewery Malaysia Berhad	800	3,012
Total Beverages		21,022

See Notes to Financial Statements.

12	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Food & Staples Retailing — 2.3%
Wal-Mart de Mexico SAB de CV	33,605	$75,232
Food Products — 0.6%
Kuala Lumpur Kepong Berhad	3,000	17,432
Thai Vegetable Oil PCL	2,000	1,671	(a)
Total Food Products		19,103
Tobacco — 2.3%
KT&G Corp.	810	76,637
Total Consumer Staples		191,994
Energy — 6.7%
Oil, Gas & Consumable Fuels — 6.7%
Bangchak Corp. PCL	5,500	6,912	(a)
Formosa Petrochemical Corp.	7,000	24,486
Gazprom PJSC	31,153	67,330
IRPC PCL	97,700	18,969	(a)
Motor Oil (Hellas) Corinth Refineries SA	335	8,019
PTT PCL	2,800	35,400
Qatar Gas Transport Co., Ltd.	964	4,011
Thai Oil PCL	5,700	17,502	(a)
Tupras-Turkiye Petrol Rafinerileri AS	1,126	40,516
Total Energy		223,145
Financials — 23.7%
Banks — 23.3%
Abu Dhabi Commercial Bank PJSC	13,426	27,015
Agricultural Bank of China Ltd., Class H Shares	167,000	78,562
Banco de Chile	140,888	21,583
Banco Santander Chile	1,054,206	82,819
Bangkok Bank PCL, Registered Shares	6,100	36,909
Bank of China Ltd., Class H Shares	153,000	76,290
China CITIC Bank Corp., Class H Shares	48,000	30,887
China Construction Bank Corp., Class H Shares	97,000	86,538
Doha Bank	874	6,769
Dubai Islamic Bank	13,368	22,276
First Abu Dhabi Bank PJSC	10,829	30,518
First Financial Holding Co., Ltd.	13,000	8,384
Hong Leong Bank Berhad	1,800	6,777
Industrial Bank of Korea	1,896	25,977
Krung Thai Bank PCL	27,100	14,847	(a)
Malayan Banking Berhad	31,600	69,045

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	13

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Banks — continued
Masraf Al Rayan	1,864	$18,296
Mega Financial Holding Co., Ltd.	48,000	37,719
Public Bank Berhad	16,300	78,776
Thanachart Capital PCL	3,100	5,109	(a)
Tisco Financial Group PCL	2,800	7,396	(a)
Total Banks		772,492
Capital Markets — 0.3%
Capital Securities Corp.	10,000	3,465
China Bills Finance Corp.	7,000	3,516
Daishin Securities Co., Ltd.	261	3,145
Total Capital Markets		10,126
Diversified Financial Services — 0.1%
Al Waha Capital PJSC	4,357	2,052
Total Financials		784,670
Industrials — 6.0%
Airlines — 0.2%
Air Arabia PJSC	14,928	5,040
Building Products — 0.5%
KCC Corp.	46	16,013
Xxentria Technology Materials Co., Ltd.	1,000	2,122
Total Building Products		18,135
Construction & Engineering — 1.0%
Gamuda Berhad	10,900	13,517
IJM Corp. Berhad	16,600	12,509
Run Long Construction Co., Ltd.	2,000	2,450
United Integrated Services Co., Ltd.	2,000	3,581
Total Construction & Engineering		32,057
Industrial Conglomerates — 2.2%
Hap Seng Consolidated Berhad	3,700	8,110
Industries Qatar QSC	549	14,399
Reunert Ltd.	972	4,781
Sime Darby Berhad	20,900	45,419
Total Industrial Conglomerates		72,709
Machinery — 0.2%
Syncmold Enterprise Corp.	1,000	2,318
Yungtay Engineering Co., Ltd.	2,000	3,979
Total Machinery		6,297
Marine — 0.3%
MISC Berhad	6,800	11,163

See Notes to Financial Statements.

14	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Transportation Infrastructure — 1.6%
Anhui Expressway Co., Ltd., Class H Shares	4,000	$3,210
Guangdong Provincial Expressway Development Co., Ltd., Class B Shares	1,900	1,741
Jiangsu Expressway Co., Ltd., Class H Shares	8,000	12,264
Lingkaran Trans Kota Holdings Bhd	1,300	1,809
Shenzhen International Holdings Ltd.	6,000	11,459
Westports Holdings Berhad	6,800	5,959
Yuexiu Transport Infrastructure Ltd.	4,000	2,933
Zhejiang Expressway Co., Ltd., Class H Shares	10,000	12,370
Total Transportation Infrastructure		51,745
Total Industrials		197,146
Information Technology — 8.9%
Electronic Equipment, Instruments & Components — 1.9%
Delta Electronics (Thailand) PCL	4,100	10,614
Delta Electronics (Thailand) PCL	800	2,071
Flytech Technology Co., Ltd.	1,000	2,815
Hana Microelectronics PCL	3,000	4,402
Simplo Technology Co., Ltd.	1,800	10,355
Synnex Technology International Corp.	8,000	10,133
TXC Corp.	2,000	2,672
WPG Holdings Ltd.	10,000	13,694
WT Microelectronics Co., Ltd.	3,000	4,745
Total Electronic Equipment, Instruments & Components		61,501
IT Services — 3.2%
HCL Technologies Ltd.	2,284	30,160
Infosys Ltd.	5,327	75,828
Total IT Services		105,988
Semiconductors & Semiconductor Equipment — 0.5%
Everlight Electronics Co., Ltd.	3,000	4,581
Holtek Semiconductor Inc.	1,000	2,314
Radiant Opto-Electronics Corp.	5,000	11,108
Total Semiconductors & Semiconductor Equipment		18,003
Technology Hardware, Storage & Peripherals — 3.3%
Asustek Computer Inc.	4,000	34,616
Chicony Electronics Co., Ltd.	3,000	7,510
Compal Electronics Inc.	28,000	20,611
Gigabyte Technology Co., Ltd.	3,000	4,645
Quanta Computer Inc.	16,000	37,666
Transcend Information Inc.	2,000	5,677
Total Technology Hardware, Storage & Peripherals		110,725
Total Information Technology		296,217

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	15

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Materials — 13.8%
Chemicals — 8.7%
Engro Fertilizers Ltd.	8,000	$4,937
Fauji Fertilizer Co., Ltd.	7,000	5,316
Formosa Chemicals & Fibre Corp.	17,000	51,632
Formosa Plastics Corp.	23,000	70,084
Nan Ya Plastics Corp.	25,000	61,672
Petronas Chemicals Group Berhad	16,800	29,247
PhosAgro PJSC, Registered Shares, GDR	2,207	30,346
PTT Global Chemical PCL	11,800	28,417	(a)
Soda Sanayii AS	4,489	6,212
Total Chemicals		287,863
Construction Materials — 2.3%
Siam Cement PCL, Registered Shares	5,200	76,388
Containers & Packaging — 0.1%
Greatview Aseptic Packaging Co., Ltd.	6,000	3,753
Metals & Mining — 2.7%
Feng Hsin Steel Co., Ltd.	3,000	5,183
MMC Norilsk Nickel PJSC	450	81,597
Tung Ho Steel Enterprise Corp.	4,000	3,216
Total Metals & Mining		89,996
Total Materials		458,000
Real Estate — 2.6%
Equity Real Estate Investment Trusts (REITs) — 1.5%
Fibra Uno Administracion SA de CV	19,772	31,022
Prologis Property Mexico SA de CV	3,864	7,527
Spring Real Estate Investment Trust	4,000	1,764
Yuexiu Real Estate Investment Trust	15,000	9,460
Total Equity Real Estate Investment Trusts (REITs)		49,773
Real Estate Management & Development — 1.1%
DAMAC Properties Dubai Co. PJSC	5,258	5,655
Huaku Development Co., Ltd.	2,000	4,490
LPN Development PCL	8,200	3,234	(a)
LSR Group PJSC, GDR, Registered Shares	2,873	8,274
Prince Housing & Development Corp.	6,000	2,208
Quality Houses PCL	39,300	3,478	(a)
Sansiri PCL	63,600	4,480	(a)
Sansiri PCL	18,600	1,310
United Development Co.	671	2,455
Total Real Estate Management & Development		35,584
Total Real Estate		85,357

See Notes to Financial Statements.

16	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security	Shares	Value
Telecommunication Services — 13.9%
Diversified Telecommunication Services — 4.3%
Emirates Telecommunications Group Co. PJSC	16,835	$81,822
KT Corp., ADR	1,733	24,938
O2 Czech Republic AS	483	5,882
Telekom Malaysia Berhad	18,000	26,999
Thaicom PCL	5,300	2,202	(a)
Total Diversified Telecommunication Services		141,843
Wireless Telecommunication Services — 9.6%
Advanced Info Service PCL, Registered Shares	6,800	39,813	(a)
China Mobile Ltd.	7,000	70,302
DiGi.Com Berhad	20,900	24,684
Globe Telecom Inc.	210	8,306
Maxis Berhad	12,200	17,147
Mobile TeleSystems PJSC, ADR	7,205	76,445
SK Telecom Co., Ltd.	190	44,772
Vodacom Group Ltd.	3,456	37,545
Total Wireless Telecommunication Services		319,014
Total Telecommunication Services		460,857
Utilities — 10.1%
Electric Utilities — 5.1%
Korea Electric Power Corp.	2,185	76,451
Tenaga Nasional Berhad	25,700	91,060
Total Electric Utilities		167,511
Gas Utilities — 0.6%
Aygaz AS	543	2,306
Petronas Gas Berhad	4,300	18,323
Total Gas Utilities		20,629
Independent Power and Renewable Electricity Producers — 3.9%
AES Gener SA	16,469	5,692
China Power International Development Ltd.	27,000	8,583
China Resources Power Holdings Co., Ltd.	12,000	23,073
Electricity Generating PCL	1,300	9,001	(a)
Engie Brasil Energia SA	1,662	18,188
Glow Energy PCL	2,200	5,960
Huaneng Power International Inc., Class H Shares	42,000	28,103
Kot Addu Power Co., Ltd.	4,500	2,745
NTPC Ltd.	10,222	28,478
Total Independent Power and Renewable Electricity Producers		129,823

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	17

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Security		Shares	Value
Multi-Utilities — 0.2%
YTL Power International Berhad		13,872	$4,260
Water Utilities — 0.3%
Aguas Andinas SA, Class A Shares		12,635	8,239
TTW PCL		6,600	2,165	(a)
Total Water Utilities			10,404
Total Utilities			332,627
Total Common Stocks (Cost — $2,929,591)			3,287,206
Investments in Underlying Funds — 0.1%
iShares Edge MSCI Min Vol Emerging Markets ETF (Cost — $2,938)		50	2,960
Total Investments before Short-Term Investments (Cost — $2,932,529)			3,290,166

	Rate
Short-Term Investments — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $8,263)	0.961%	8,263	8,263
Total Investments — 99.7% (Cost — $2,940,792)			3,298,429
Other Assets in Excess of Liabilities — 0.3%			11,352
Total Net Assets — 100.0%			$3,309,781

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ETF	— Exchange-Traded Fund
GDR	— Global Depositary Receipts
PJSC	— Private Joint Stock Company

At October 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	38,135	BRL	119,705	Bank of New York	11/7/17	$1,569
USD	118,892	CLP	74,447,613	Bank of New York	11/7/17	1,926
USD	162,148	INR	10,594,608	Bank of New York	11/7/17	(1,313)
USD	406,943	KRW	463,984,231	Bank of New York	11/7/17	(7,210)
USD	119,244	MXN	2,191,987	Bank of New York	11/7/17	4,992
USD	494,385	MYR	2,089,428	Bank of New York	11/7/17	951
USD	8,268	PHP	423,274	Bank of New York	11/7/17	71
USD	46,174	QAR	168,158	Bank of New York	11/7/17	(8)
USD	145,840	RUB	8,429,192	Bank of New York	11/7/17	1,826
USD	49,668	TRY	178,792	Bank of New York	11/7/17	2,620

See Notes to Financial Statements.

18	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	486,230	TWD	14,763,896	Bank of New York	11/7/17	$(3,396)
USD	43,851	ZAR	600,851	Bank of New York	11/7/17	1,392
USD	173,081	AED	635,798	UBS AG	11/7/17	(38)
USD	484,492	HKD	3,781,067	UBS AG	11/7/17	(164)
USD	337,663	THB	11,276,310	UBS AG	11/7/17	(1,777)
Total						$1,441

Abbreviations used in this table:
AED	— United Arab Emirates Dirham
BRL	— Brazilian Real
CLP	— Chilean Peso
HKD	— Hong Kong Dollar
INR	— Indian Rupee
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PHP	— Philippine Peso
QAR	— Qatari Riyal
RUB	— Russian Ruble
THB	— Thai Baht
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— United States Dollar
ZAR	— South African Rand

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	19

Schedule of investments (cont’d)

October 31, 2017

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Summary of Investments by Country* (unaudited)
Malaysia	15.0%
Taiwan	14.9
China	14.5
South Korea	13.0
Thailand	10.4
Russia	8.0
United Arab Emirates	5.3
India	5.0
Chile	3.6
Mexico	3.4
Turkey	1.5
Qatar	1.4
South Africa	1.3
Brazil	1.1
Pakistan	0.4
Philippines	0.3
Greece	0.2
Czech Republic	0.2
Investments in Underlying Funds	0.1
Hong Kong	0.1
Short-Term Investments	0.3
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2017 and are subject to change.

See Notes to Financial Statements.

20	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Statement of assets and liabilities

October 31, 2017

Assets:
Investments, at value (Cost — $2,940,792)	$3,298,429
Foreign currency, at value (Cost — $3,723)	3,709
Unrealized appreciation on forward foreign currency contracts	15,347
Dividends and interest receivable	8,322
Total Assets	3,325,807

Liabilities:
Unrealized depreciation on forward foreign currency contracts	13,906
Investment management fee payable	1,396
Accrued foreign capital gains tax	724
Total Liabilities	16,026
Total Net Assets	$3,309,781

Net Assets:
Par value (Note 5)	$1
Paid-in capital in excess of par value	2,997,358
Undistributed net investment income	11,285
Accumulated net realized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(57,141)
Net unrealized appreciation on investments, forward foreign currency contracts and foreign currencies	358,278	†
Total Net Assets	$3,309,781

Shares Outstanding	120,000

Net Asset Value	$27.58

†	Net of accrued foreign capital gains tax of $724.

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	21

Statement of operations

For the Period Ended October 31, 2017†

Investment Income:
Dividends	$152,650
Interest	312
Less: Foreign taxes withheld	(16,952)
Total Investment Income	136,010

Expenses:
Investment management fee (Note 2)	15,356
Total Expenses	15,356
Net Investment Income	120,654

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	69,867	[1]
Futures contracts	17,108
Forward foreign currency contracts	(145,167)
Foreign currency transactions	4,682
Net Realized Loss	(53,510)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	356,913	[2]
Forward foreign currency contracts	1,441
Foreign currencies	(76)
Change in Net Unrealized Appreciation (Depreciation)	358,278
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	304,768
Increase in Net Assets From Operations	$425,422

†	For the period November 17, 2016 (inception date) to October 31, 2017.

[1]	Net of foreign capital gains tax of $1,051.

[2]	Net of accrued foreign capital gains tax of $724.

See Notes to Financial Statements.

22	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Statement of changes in net assets

For the Period Ended October 31, 2017	2017†

Operations:
Net investment income	$120,654
Net realized loss	(53,510)
Change in net unrealized appreciation (depreciation)	358,278
Increase in Net Assets From Operations	425,422

Distributions to Shareholders From (Note 1):
Net investment income	(113,000)
Decrease in Net Assets From Distributions to Shareholders	(113,000)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares (120,000 shares issued)	2,997,359
Increase in Net Assets From Fund Share Transactions	2,997,359
Increase in Net Assets	3,309,781

Net Assets:
Beginning of period	—
End of period*	$3,309,781
*Includes undistributed net investment income of:	$11,285

†	For the period November 17, 2016 (inception date) to October 31, 2017.

See Notes to Financial Statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	23

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
2017[1,2]

Net asset value, beginning of period	$24.94

Income from operations:
Net investment income	1.01
Net realized and unrealized gain	2.57
Total income from operations	3.58

Less distributions from:
Net investment income	(0.94)
Total distributions	(0.94)

Net asset value, end of period	$27.58
Total return, at NAV[3]	14.53%

Net assets, end of period (000s)	$3,310

Ratios to average net assets:
Gross expenses[4]	0.50%
Net expenses[4]	0.50
Net investment income[4]	3.93

Portfolio turnover rate[5]	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 17, 2016 (inception date) to October 31, 2017.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

24	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Emerging Markets Low Volatility High Dividend ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”) (formerly known as Legg Mason ETF Equity Trust). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents an ownership interest in an underlying portfolio of securities intended to track an index. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on the Bats BZX Exchange, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units generally are issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks to track the investment results of the QS Emerging Markets Low Volatility High Dividend Hedged Index (the “Underlying Index”). The Underlying Index seeks to provide more stable income through investments in stocks of profitable companies in emerging markets outside of the United States with relatively high dividend yields or anticipated dividend yields and lower price and earnings volatility, while mitigating exposure to exchange-rate fluctuations between the U.S. dollar and currencies in which the component securities are denominated and is based on a proprietary methodology created and sponsored by QS Investors, LLC, the Fund’s subadviser.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	25

Notes to financial statements (cont’d)

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and

26	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	27

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$253,671	$3,522	—	$257,193
Consumer staples	190,323	1,671	—	191,994
Energy	179,762	43,383	—	223,145
Financials	757,318	27,352	—	784,670
Materials	429,583	28,417	—	458,000
Real estate	74,165	11,192	—	85,357
Telecommunication services	418,842	42,015	—	460,857
Utilities	321,461	11,166	—	332,627
Other common stocks	493,363	—	—	493,363
Investments in underlying funds	2,960	—	—	2,960
Total long-term investments	3,121,448	168,718	—	3,290,166
Short-term investments†	8,263	—	—	8,263
Total investments	$3,129,711	$168,718	—	$3,298,429
Other financial instruments:
Forward foreign currency contracts	—	15,347	—	15,347
Total	$3,129,711	$184,065	—	$3,313,776

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$13,906	—	$13,906

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain or manage exposure to certain asset classes, sectors, or markets or for cash management purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily

28	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	29

Notes to financial statements (cont’d)

contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

30	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $13,906. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	31

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of October 31, 2017, there were $724 of capital gains tax liabilities accrued on unrealized gains.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$3,631	$(3,631)

(a)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of foreign capital gains tax.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement. LMPFA has agreed to pay all of the Fund’s organization and offering costs.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays QS monthly 90% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. LMPFA pays Western Asset monthly a fee of 0.02% of the portion of the Fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers, if any, and reimbursements.

32	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the distributor of Creation Units for the Fund on an agency basis.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) were as follows:

Purchases	$3,644,092
Sales	782,110

During the period ended October 31, 2017, there were no in-kind transactions (see Note 5).

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$2,945,601	$391,005	$(38,177)	$352,828
Forward foreign currency contracts	—	15,347	(13,906)	1,441

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2017.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$15,347

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$13,906

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	33

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Futures contracts	—	$17,108	$17,108
Forward foreign currency contracts	$(145,167)	—	(145,167)
Total	$(145,167)	$17,108	$(128,059)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$1,441

During the period ended October 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$50, 360
Forward foreign currency contracts (to sell)	3,011,520

†	At October 31, 2017, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$15,347	$(11,927)	$3,420	—	$3,420
UBS AG	—	(1,979)	(1,979)	—	(1,979)
Total	$15,347	$(13,906)	$1,441	—	$1,441

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Fund share transactions

At October 31, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 120,000 shares of the Fund constitute a Creation Unit. Such transactions are generally made partially on an

34	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

in-kind basis and partially on a cash basis, with a separate cash payment, which is a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

For the period ended October 31, 2017 the variable fees amounted to $4,220 and is recorded to paid-in capital.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the period ended October 31, 2017 was:

2017
Distributions paid from:
Ordinary income	$113,000

As of October 31, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$15,721
Deferred capital losses*	(50,968)
Other book/tax temporary differences(a)	(5,800)
Unrealized appreciation (depreciation)(b)	353,469
Total accumulated earnings (losses) — net	$312,422

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of the Legg Mason Emerging Markets Low Volatility High Dividend ETF

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason Emerging Markets Low Volatility High Dividend ETF (the “Fund”), a series of Legg Mason ETF Investment Trust, as of October 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period November 17, 2016 (commencement of operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2017

36	Legg Mason Emerging Markets Low Volatility High Dividend ETF 2017 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Emerging Markets Low Volatility High Dividend ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Legg Mason Emerging Markets Low Volatility High Dividend ETF	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

38	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (24 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (10 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Legg Mason Emerging Markets Low Volatility High Dividend ETF	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

40	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Additional Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Legg Mason Emerging Markets Low Volatility High Dividend ETF	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Trustees participated in, and approved, the decision to change the independent registered public accounting firm. During the Fund’s interim period from inception November 17, 2016 through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Fund’s financial statements for such period, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Trustees approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2017. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s interim period from inception November 17, 2016 through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Legg Mason Emerging Markets Low Volatility High Dividend ETF	43

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2017:

Record date:	12/28/2016		3/29/2017		6/28/2017		9/27/2017
Payable date:	12/30/2016		3/31/2017		6/30/2017		9/29/2017
Ordinary income:
Qualified dividend income for individuals	14.92	%*	59.50	%*	59.50	%*	59.50	%*
Foreign source income	—		100.00	%*	100.00	%*	100.00	%*
Foreign taxes paid per share	—		$0.012679		$0.049448		$0.058324

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

44	Legg Mason Emerging Markets Low Volatility High Dividend ETF

Legg Mason

Emerging Markets Low Volatility High Dividend ETF

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson
Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Emerging Markets Low Volatility High Dividend ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Legg Mason Emerging Markets Low Volatility High Dividend ETF

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/etf and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Emerging Markets Low Volatility High Dividend ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

ETF Index Disclaimers

The MSCI Emerging Markets IMI Index (the “MSCI Index”) was used by QS Investors, LLC (“QS”), the Fund’s subadviser, as the reference universe for selection of the component securities included in the QS Emerging Markets Low Volatility High Dividend Hedged Index (the “Underlying Index”). MSCI Inc. does not in any way sponsor, support, promote or endorse the Underlying Index or Legg Mason Emerging Markets Low Volatility High Dividend ETF (the “Fund”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the Underlying Index. The MSCI Index was provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Index (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Index, the Underlying Index or the Fund.

The Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards the Fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade mark for the purpose of use in connection with the Fund constitutes a recommendation by Solactive AG to invest capital in this Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

QS does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and QS shall not have any liability for any errors, omissions or interruptions therein. QS makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index, or any data included therein, either in connection with the Fund or for any other use. QS makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall QS have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

ETFF418413 12/17 SR17-3232

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Dwight B. Crane as the Audit Committee’s financial experts. Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last fiscal period ending October 31, 2016 and October 31, 2017 (the “Reporting Period”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $20,000 in October 31, 2016 and $80,000 in October 31, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2016 and $0 in October 31, 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2016 and $12,500 in October 31, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in October 31, 2016 and $0 in October 31, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason ETF Investment Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2016 and October 31, 2017; Tax Fees were 100% and 100% for October 31, 2016 and October 31, 2017; and Other Fees were 100% and 100% for October 31, 2016 and October 31, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $0 in 2016 and $160,000 in 2017.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not	applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: December 28, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: December 28, 2017